REQUEST FOR REPURCHASE

                 THE REPURCHASE OFFER WILL EXPIRE AT 5:00 P.M.,
                      LOCAL TIME, VANCOUVER, CANADA , 2000

     Please complete and sign this document and return it to wwbroadcast.net inc., at the address set forth below, on or before 5:00 P.M., Vancouver Canada
Time,  on  ,  2000,  the  expiration  date  of  the  Repurchase  Offer.

wwbroadcast.net  inc.
2200  -  895  West  Georgia  Street
Vancouver,  British  Columbia
Canada  V6C  3E8

Ladies  and  Gentlemen:

     The undersigned hereby acknowledges having received and carefully read the repurchase offer (the "Repurchase Offer") described in the registration statement dated , 2000 by wwbroadcast.net inc. (the "Company") to repurchase the Repurchase Shares hereinafter identified which were held by the undersigned as of July 14, 1999 (the "Repurchase Shares"), as is more fully described in the Repurchase Offer.

     The undersigned was a United States person and a holder of record of the Repurchase Shares on July 14, 1999, and acknowledges and agrees that the results of any attempt by the Company to verify that the undersigned was such a record holder shall be determinative.

     The undersigned hereby elects to accept the Repurchase Offer and requests that the Company repurchase the Repurchase Shares in accordance with the terms of the Repurchase Offer, and to pay the undersigned an amount equal to Cdn. $ .

     The undersigned hereby either (i) enclosed the certificates identified below, representing such of the Repurchase Shares as are now held by the undersigned in certificated form, and/or (ii) represents to the Company that the number of shares shown below are beneficially owned by the undersigned but held by a nominee, in which event the undersigned agrees to cause such nominee to deliver such shares to the Company within thirty (3) days after the postmarked date of the mailing of this Repurchase Agreement to the Company, failing which timely delivery to the Company, the offer of repurchase shall be deemed rejected by the undersigned, or (iii) represents to the Company that the number of shares shown below were beneficially owned by the undersigned, but were sold subsequent to July 14, 1999 (with written evidence of disposition). In the event of (i) and/or (ii) above, the undersigned acknowledges that the Company's obligation to pay for tendered shares shall not arise until actual receipt of such shares by

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the Company.  In the event of (iii) above, the undersigned acknowledges that the
Company's obligation to pay with respect to shares that were beneficially owned by the undersigned but sold subsequent to July 14, 1999, shall not arise until actual receipt by the company of written evidence of disposition. All certificates representing shares of the Company's Common Stock must be duly endorsed for transfer or accompanied by an assignment separate from the applicable stock certificate. The enclosed certificates and/or number of beneficially held shares shown below represent all, and not less than all, of the Repurchase Shares that are held or were held by the undersigned. The undersigned hereby represents that the undersigned is conveying all interests in the Repurchasing Shares free and clear of all liens and encumbrances of any kind, and that no such interest has been previously or concurrently transferred in any manner to any other person or entity.

Certificate  No.  for  shares  of  Common  Stock

Number  of  (pre-consolidation)  shares of Common Stock owned beneficially as at
July  14,  1999:               .

Number of pre-consolidation shares sold since July 14, 1999 but before November 15, 1999 (for each sale, indicate the date sold and the sale price per share):

Number of post-consolidation shares sold since November 15, 1999 (for each sale, indicate the date sold and the sale price per share):

THE  UNDERSIGNED:

Print name of the undersigned and, (a) if Repurchase Shares are held by a partnership, corporation, trust or entity, the name and capacity of the individual signing on its behalf, and (b) if Repurchase Shares are held as joint tenants or as community property, name(s) of co-purchaser(s).

Dated:  day  of  June,  2000     Signature

                                 -------------------------------------------
                                 Tax  I.D./Soc.  Sec.  No.

Dated:  day  of  June,  2000     Signature

                                 -------------------------------------------
                                 Second  Tax  I.D./Soc.  Sec.  No.

Residence  Address:


Street  Address:


City,  State/province,  Zip/Postal  Code  and  Country:


Mailing  Address  (if  different  from  residence):


Street  Address:


City,  State/Province,  Zip/Postal  Code  and  Country: